                                  SCHEDULE 14A
                                 (RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.       )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    MONEYGRAM PAYMENT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                        MONEYGRAM PAYMENT SYSTEMS, INC.

                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                        MONEYGRAM PAYMENT SYSTEMS, INC.
                           7401 WEST MANSFIELD AVENUE
                            LAKEWOOD, COLORADO 80235

                        MONEYGRAM PAYMENT SYSTEMS, INC.
                           7401 West Mansfield Avenue
                            Lakewood, Colorado 80235
                                 (303) 716-6800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 13, 1997
                            ------------------------

To the Stockholders:

    The Annual Meeting of Stockholders of MoneyGram Payment Systems, Inc. will be held on Tuesday, May 13, 1997, at 10:00 a.m. (E.D.T.), at The Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663 for the following purposes:

    - To elect two directors for terms ending in 2000;

    - To ratify the appointment of Ernst & Young LLP as independent auditors for 1997; and

    - To transact such other business as may properly come before the Meeting and any adjournment thereof.

    Only stockholders of record at the close of business on March 26, 1997, the record date and time fixed by the Board of Directors, are entitled to vote at the Meeting or any adjournment thereof.

    YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

                                          By order of the Board of Directors,
                                          Andrea M. Kenyon
                                          SECRETARY

April 9, 1997

                        MONEYGRAM PAYMENT SYSTEMS, INC.

                                PROXY STATEMENT

    This Proxy Statement is furnished to the stockholders of MoneyGram Payment Systems, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. (E.D.T.), on Tuesday, May 13, 1997 and any adjournment thereof. The Meeting will be held at The Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663. A copy of the Notice of Meeting is attached. This Proxy Statement and the accompanying form of proxy are first being mailed on or about April 11, 1997 to stockholders of record as of March 26, 1997 (the "Record Date"). The only voting securities of the Company are shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), of which there were 16,625,000 shares outstanding as of the Record Date.

VOTING INFORMATION

    Each share of Common Stock outstanding on the Record Date is entitled to one vote. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Votes will be counted and certified by the Inspectors of Election, who are employees of Boston EquiServe, Limited Partnership, the Company's independent Transfer Agent and Registrar.

    All outstanding shares of Common Stock represented by properly executed and unrevoked proxies received in time for the 1997 Annual Meeting will be voted. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If no instructions are given, the shares will be voted FOR (1) the election of the Board's two nominees as specified in Board Proposal Number 1, and (2) the ratification of the selection of Ernst & Young LLP as independent auditors of the Company for 1997 as specified in Board Proposal Number 2.

    The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote in the election of directors is required to elect directors. Accordingly, if a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. Therefore, withholding authority to vote for a director and non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. If a quorum is present at the Meeting, approval of the other resolutions requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on such matter. An abstention with respect to such a matter has the legal effect of a vote against such matter. Non-voted shares with respect to such a matter will not affect the determination of whether such matter is approved.

    Any person giving a proxy may revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company an instrument of revocation or by the presentation at the Meeting of a duly executed proxy bearing a later date. It also may be revoked by attendance at the Meeting and voting in person.

    The Board of Directors does not know of any other matters to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the appointees named in the enclosed proxy card to vote in accordance with their best judgment on such matters.

    The Company's Annual Report to Stockholders, which contains financial statements for the year ended December 31, 1996, accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission may be obtained without charge from the Company by writing to the Secretary, MoneyGram Payment Systems, Inc., Park 80 West Plaza I, Saddle Brook, New Jersey 07663.

COST OF PROXY SOLICITATION

    The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for solicitation of proxies. The Company has engaged the firm of D. F. King & Co., Inc. ("D. F. King") to assist it in the solicitation of proxies and the distribution of material to brokerage houses, banks, custodians and other nominee holders. The Company will pay D. F. King a fee of $3,000.00 for these services, plus expenses.

BACKGROUND OF THE COMPANY

    The Company was incorporated in January 1996 to acquire certain assets and liabilities of Integrated Payment Systems, Inc. ("IPS") related to IPS' consumer money wire transfer service business marketed under the name "MoneyGram" (the "Business"). On December 11, 1996, the Company completed an initial public offering of 16,625,000 shares of its Common Stock at an initial offering price of $12.00 per share (the "IPO").

    Prior to the IPO, the Company was a wholly owned subsidiary of IPS, which is a wholly owned subsidiary of First Data Corporation ("First Data"). Pursuant to a Hold Separate Agreement (the "Agreement") entered into between First Data and the Federal Trade Commission ("FTC"), the Business was managed by an Office of the President, which reported to an independent auditor/manager. See "Certain Relationships and Related Transactions" for additional information.

BENEFICIAL OWNERSHIP OF SECURITIES

    The following table sets forth as of March 14, 1997, the percentage of the Company's outstanding Common Stock held by the persons believed by the Company to own beneficially more than 5% of the Common Stock based solely upon filings with the Securities and Exchange Commission.

                                                                            AMOUNT (AND NATURE)
                            NAME AND ADDRESS                                   OF BENEFICIAL
                           OF BENEFICIAL OWNER                                   OWNERSHIP         PERCENT OF CLASS
-------------------------------------------------------------------------  ----------------------  -----------------
Transamerica Corporation.................................................          1,843,100(1)             11.1%
  600 Montgomery Street
  San Francisco, CA 94111
The Kaufman Fund, Inc....................................................          1,250,000(2)             7.53%
  140 E. 45th Street
  New York, NY 10017
State Street Research & Management Company...............................          1,131,700(3)             6.81%
  One Financial Center
  Boston, MA 02111
Metropolitan Life Insurance Company......................................          1,131,700(4)             6.81%
  One Madison Avenue
  New York, NY 10010
Massachusetts Financial Services Company.................................          1,001,900(5)              6.0%
  550 Boyleston Street
  Boston, MA 02116

------------------------

(1) According to the Schedule 13D dated February 7, 1997 of Transamerica Corporation ("Transamerica"), a holding company, Transamerica has sole voting and dispositive power with respect to 241,000 of such shares. The remaining 1,602,100 shares, including 230,000 shares owned for the benefit of non-affiliate investment advisory clients of a Transamerica subsidiary, are owned by direct and indirect subsidiaries of Transamerica who are eligible to file Schedule 13G pursuant to Rule 13d-1. Transamerica's
    Schedule 13D further states that management of the affairs of Transamerica's subsidiaries, including decisions respecting dispositions and/or voting of the shares of Common Stock beneficially owned by such subsidiaries, resides in the respective officers and directors of the subsidiaries and is not directed by Transamerica or other subsidiaries. Accordingly, Transamerica disclaims beneficial ownership or shared voting or dispositive power of the shares of the Common Stock beneficially owned by its subsidiaries.

(2) According to the Schedule 13G dated December 31, 1996 of The Kaufman Fund, Inc., an investment company, it has sole voting and dispositive power over such shares.

(3) According to the Schedule 13G dated February 13, 1997 of State Street Research & Management Company ("State Street"), an investment advisor, State Street has the sole voting and dispositive power over such shares. However, all such shares are owned by clients of State Street and it disclaims any beneficial interest in any of such shares.

(4) According to the Schedule 13G dated February 12, 1997 of Metropolitan Life Insurance Company ("Metropolitan"), an insurance company and parent holding company, Metropolitan has sole voting and dispositive power over such shares. However, its subsidiary, State Street, an investment advisor, is the beneficial owner of all such shares and Metropolitan disclaims any beneficial interest therein. See footnote 3 above.

(5) According to the Schedule 13G dated February 12, 1997 of Massachusetts Financial Services Company ("MFS"), an investment advisor, MFS has sole voting power over 881,300 of such shares and sole dispositive power over 1,001,900 of such shares. All of the 1,001,900 shares are owned beneficially by MFS and certain other non-reporting entities.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth, as of March 14, 1997, the number of shares of Common Stock owned by all Directors and nominees, each of the Executive Officers named in the Summary Compensation Table, and all Directors and Executive Officers as a group. Each person has sole voting and investment power over their shares.

                                                                        AMOUNT (AND NATURE OF)
NAME OF BENEFICIAL OWNER                                                   SHARES OWNED (1)
----------------------------------------------------------------------  ----------------------
James F. Calvano......................................................           100,100
Robbin L. Ayers.......................................................            10,000
John M. Fowler........................................................           100,000
Brian J. Fitzpatrick..................................................             1,000
Alan H. Friedman......................................................             4,000
William D. Guth.......................................................                 0
Robert F. Kuhnemund...................................................             1,250
Sanford Miller........................................................            12,000
All Directors and Executive Officers as a group (9 persons)...........           228,550

------------------------

(1) There are no options exercisable within 60 days.

    The percentage of outstanding Common Stock held by all Directors and Executives Officers is 1.4%. The percentage beneficially owned by any Director, nominee or Executive Officer does not exceed 1%.

DIRECTORS AND EXECUTIVE OFFICERS

    The Directors and Executive Officers of the Company are:

NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
James F. Calvano.....................................          60   Chairman of the Board and Chief Executive Officer
Robbin L. Ayers......................................          45   Executive Vice President, General Manager--
                                                                      International and Director
John M. Fowler.......................................          47   Executive Vice President, Chief Financial Officer and
                                                                      Director
Alan H. Friedman.....................................          51   Executive Vice President--Operations
Andrea M. Kenyon.....................................          42   General Counsel and Secretary
Robert F. Kuhnemund..................................          50   Vice President and Treasurer
Brian J. Fitzpatrick.................................          55   Director
William D. Guth......................................          64   Director
Sanford Miller.......................................          44   Director

JAMES F. CALVANO

    Mr. Calvano has served as Chairman and Chief Executive Officer of the Company since October 1996 and was a consultant to the Company from February 1996 until the IPO. Prior to joining the Company, Mr. Calvano was employed by Travelers Group Inc. as Executive Vice President of Marketing and by Travelers Insurance Companies, a division of Travelers Group Inc., as Executive Vice President and Chief Administrative Officer from November 1993 until February 1996. Mr. Calvano served as President and Chief Operating Officer of New Valley Corporation ("New Valley"), then the parent of Western Union Financial Services, Inc. ("Western Union"), from June 1991 through April 1993. Two months before he assumed these positions, New Valley suspended payments on its publicly held debt. In March 1993, New Valley consented to an involuntary bankruptcy petition filed against it on November 15, 1991 under Title 11 of the U.S. Code. From January 1989 until December 1990, Mr. Calvano was President and Chief Executive Officer of Carlson Travel Group and Executive Vice President of Carlson Companies Inc. Prior to that date, Mr. Calvano served in various management positions at Primerica Corporation, American Express Travel Related Services, Inc., Avis Inc. and the Olivetti Corporation of America. Mr. Calvano serves on the Board of Directors of Team Rental Group, Inc.

ROBBIN L. AYERS

    Mr. Ayers has served as Executive Vice President and General Manager--International of the Company since October 1996. He previously served in the Office of the President of the Company since September 1995 and has been a Director since January 1996. Prior to his appointment to the Office of the President, Mr. Ayers served from January 1995 to September 1995 as Senior Vice President, Europe and Pacific Rim Retail Services, for the Business. From 1992 to 1994, Mr. Ayers was Senior Vice President, Marketing of IPS and from 1985 to 1992, he served in various management positions with IPS. Mr. Ayers founded the MoneyGram service during 1988 and was its General Manager until 1991. Previously, Mr. Ayers held positions with American Express Company ("American Express"), Citicorp and Yankelovich, Skelly and White, an international marketing firm.

JOHN M. FOWLER

    Mr. Fowler has served as Executive Vice President, Chief Financial Officer and a Director of the Company since October 1996. Prior to joining the Company, Mr. Fowler worked as a private consultant. From 1989 to 1994 Mr. Fowler was employed by Travelers Group Inc. as Executive Vice President and Chief Administrative Officer, responsible for operations and administration throughout the organization. Mr. Fowler held the position of Chairman and Chief Executive Officer of Gulf Insurance Group, a subsidiary of Travelers Group Inc. from 1987 to 1994 and served as Senior Vice President, Corporate Development, for Travelers Group Inc. from 1986 through 1989. Prior to that date, Mr. Fowler served in various management positions at Warner Amex Cable, the U.S. Department of Transportation and Reading Company. Mr. Fowler serves on the board of directors of Air Express International Corporation and TransAtlantic Holdings, Inc.

ALAN H. FRIEDMAN

    Mr. Friedman has served as Executive Vice President--Operations of the Company since October 1996, and was employed by First Data and provided services to the Company from April 1996 until the IPO. Prior to joining the Company, Mr. Friedman was employed by Western Union as Senior Vice President and Chief Financial Officer from November 1994 to March 1996. Mr. Friedman previously held various financial management positions at New Valley, and he served as Vice President and Controller of New Valley from January 1991 until November 1994. In March 1993, New Valley consented to an involuntary bankruptcy petition filed against it on November 15, 1991 under Title 11 of the U.S. Code.

ANDREA M. KENYON

    Ms. Kenyon has served as General Counsel and Secretary of the Company since October 1996, and was employed by First Data and provided services to the Company from July 1996 until the IPO. Prior to joining the Company, Ms. Kenyon spent six years in the general counsel's office of American Express, where she provided bank regulatory and legislative support for American Express, its domestic and international banks and financial services subsidiaries. She also provided legal support to IPS on payment product issues and anti-money laundering regulations when First Data was a subsidiary of American Express. Prior to joining American Express, Ms. Kenyon was an associate at a law firm in New Jersey where she specialized in commercial banking.

ROBERT F. KUHNEMUND

    Mr. Kuhnemund has served as Vice President and Treasurer of the Company since October 1996, and was employed by IPS and provided services to the Company from January 1996 until the IPO. Prior to assuming these responsibilities, Mr. Kuhnemund was employed by IPS as Senior Vice President--Portfolio Management and Senior Vice President and Chief Financial Officer from August 1989 until January 1996. From 1979 to 1989, Mr. Kuhnemund held various management positions at Manufacturers Hanover Corporation including serving as Controller for the Credit Card Division. Before joining Manufacturers Hanover Corporation, Mr. Kuhnemund was employed by the Chase Manhattan Bank from 1973 to 1979 and Ernst & Ernst from 1970 to 1973.

BRIAN J. FITZPATRICK

    Mr. Fitzpatrick has served as a Director of the Company since October 1996. He has been President and Chief Executive Officer of Fits Systems Inc., a computer software company, since 1972. Mr. Fitzpatrick also serves on the board of directors of Jade Cricket Corporation.

WILLIAM D. GUTH

    Dr. Guth has served as a Director of the Company since October 1996. He is a professor of management and strategy at the Stern School of Business at New York University and also serves as a principal of Faculty Practice Associates, a strategic management consulting firm.

SANFORD MILLER

    Mr. Miller has served as a Director of the Company since October 1996. He has served as the Chairman of the Board of Directors and Chief Executive Officer of Team Rental Group, Inc., which owns Budget Rent A Car franchises in seven metropolitan regions in the United States, since December 1993. Between 1989 and 1991, Mr. Miller served as Director of Marketing, Special Accounts for Budget Rent A Car Corporation. From 1981 to 1989, Mr. Miller was an executive officer and principal stockholder of corporations that owned and operated 30 Budget Rent A Car franchises.

                             BOARD PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

    Two directors are to be elected at the Meeting for full three-year terms expiring in 2000. The Board's nominees are John M. Fowler and William D. Guth, both of whom are currently directors of the Company. After the election at the Annual Meeting, the Company will have six directors, including the four directors whose present terms currently extend beyond the Meeting. Information on the nominees follows:

NOMINEES

For terms expiring in 2000

JOHN M. FOWLER

    Mr. Fowler has served as Executive Vice President, Chief Financial Officer and a Director of the Company since October 1996. Prior to joining the Company, Mr. Fowler worked as a private consultant. From 1989 to 1994 Mr. Fowler was employed by Travelers Group Inc. as Executive Vice President and Chief Administrative Officer, responsible for operations and administration throughout the organization. Mr. Fowler held the position of Chairman and Chief Executive Officer of Gulf Insurance Group, a subsidiary of Travelers Group Inc. from 1987 to 1994 and served as Senior Vice President, Corporate Development, for Travelers Group Inc. from 1986 through 1989. Prior to that date, Mr. Fowler served in various management positions at Warner Amex Cable, the U.S. Department of Transportation and Reading Company. Mr. Fowler serves on the board of directors of Air Express International Corporation and TransAtlantic Holdings, Inc.

WILLIAM D. GUTH

    Dr. Guth has served as a Director of the Company since October 1996. He is a professor of management and strategy at the Stern School of Business at New York University and also serves as a principal of Faculty Practice Associates, a strategic management consulting firm.

BOARD COMMITTEES

    On December 6, 1996, the Board of Directors established an Audit Committee and a Compensation Committee. Brian J. Fitzpatrick, Chairman, and Sanford Miller are members of the Audit Committee and William D. Guth, Chairman, and Mr. Fitzpatrick are members of the Compensation Committee.

    The Audit Committee is responsible for reviewing with management the financial controls, accounting and audit and reporting activities of the Company. The Committee reviews the qualifications of the Company's independent auditors, makes recommendations to the Board of Directors as to the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services and related fees of the independent auditors.

    The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Committee also administers the Company's 1996 Stock Option Plans.

    The Board of Directors does not have a nominating committee. The selection of nominees for the Board of Directors is made by the entire Board of Directors.

BOARD AND BOARD COMMITTEE MEETINGS

    The Board of Directors was elected by IPS on October 30, 1996, then the sole shareholder of the Company, and it held no meetings in 1996. The Audit and Compensation Committees were formed on December 6, 1996 and held no meetings in 1996.

    The Board took actions upon written consent on October 30, 1996 to elect the Company's Executive Officers and on December 6, 1996 to approve the IPO and act on related matters. The Compensation Committee took action upon written consent on December 6, 1996 with respect to the granting of stock options.

COMPENSATION OF DIRECTORS

    On February 11, 1997, the Board of Directors adopted a resolution authorizing the payment of an annual retainer of $12,000 to each Director who is not an employee of the Company, commencing December 11, 1996. Those Directors who are employees of the Company do not receive any compensation for their services as Directors. The Company reimburses all Directors for travel and other necessary business expenses incurred in the performance of their services for the Company.

    In addition, on December 11, 1996, each non-employee Director was granted an option to purchase 5,000 shares of the Company's Common Stock.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table discloses, for the years indicated, compensation paid to the Company's Chief Executive Officer and the other four most highly paid Executive Officers for the year ended December 31, 1996 (collectively, the "Named Executive Officers"), for services rendered in all capacities in which they served during each year.

    As indicated under "Background of the Company", the Company completed its initial public offering on December 11, 1996, and all amounts shown in the following table were paid by First Data or its affiliates, other than the Company.

SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                COMPENSATION
                                                                                                -------------
                                                           ANNUAL COMPENSATION                     AWARDS
                                           ---------------------------------------------------  -------------
                                                         SALARY/                     OTHER       SECURITIES
                                                        CONSULTING                  ANNUAL       UNDERLYING      ALL OTHER
NAME AND                                                   FEES         BONUS    COMPENSATION   OPTIONS/SARS   COMPENSATION
PRINCIPAL POSITION                           YEAR          ($)           ($)          ($)            (#)            ($)
-----------------------------------------  ---------  --------------  ---------  -------------  -------------  -------------
JAMES F. CALVANO.........................       1996       517,400(a)   300,000            0        287,100        514,482(b)
  Chairman of the Board
  and Chief Executive Officer
JOHN M. FOWLER...........................       1996        53,077(c)   350,000            0        239,300              0
  Executive Vice President
  and Chief Financial Officer
ROBBIN L. AYERS..........................       1996       143,200      150,000       10,664(d)      70,000         13,064(e)
  Executive Vice President                      1995       131,437       60,000       45,066(d)       5,000(f)      14,100(e)
  and GM--International
ALAN H. FRIEDMAN.........................       1996       146,154(g)    75,000            0         45,500          9,609(e)
  Executive Vice President-- Operations
ROBERT F. KUHNEMUND......................       1996       157,700       60,000            0         20,000         12,481(e)
  Vice President and Treasurer

------------------------

(a) Represents payment for services from February 1996 rendered on behalf of the Company.

(b) Represents payments to compensate Mr. Calvano for certain stock options ($396,000) and restricted stock awards ($118,482) granted by his former employer and forfeited by him when he became a consultant for the Company.

(c) Represents payment for services from September 1996 rendered on behalf of the Company.

(d) Represents reimbursable living expenses provided for an expatriate assignment.

(e) Represents contributions to the Company's Retirement Savings Plan.

(f) Represents shares of First Data prior to the two-for-one stock split effective November 1, 1996.

(g) Represents payment for services from April 1996 rendered on behalf of the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth stock options granted by the Company in 1996 to each of the Named Executive Officers. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms for the Named Executive Officers, at assumed compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the date of grant.

                                                   INDIVIDUAL GRANTS
                                    ------------------------------------------------                 POTENTIAL REALIZABLE
                                                              PERCENT                                      VALUE AT
                                                             OF TOTAL                                ASSUMED ANNUAL RATES
                                                NUMBER OF    OPTIONS/                                         OF
                                               SECURITIES      SARS                                      STOCK PRICE
                                               UNDERLYING   GRANTED TO    EXERCISE                       APPRECIATION
                                                 OPTIONS     EMPLOYEES     OR BASE                   FOR OPTION TERM (C)
                                     DATE OF     GRANTED     IN FISCAL      PRICE      EXPIRATION   ----------------------
NAME                                  GRANT      (#) (A)     YEAR (B)      ($/SH)         DATE        5%($)      10% ($)
----------------------------------  ---------  -----------  -----------  -----------  ------------  ----------  ----------
James F. Calvano..................   12/11/96     287,100        24.7%        12.00     12/10/2006   2,166,668   5,490,762
John M. Fowler....................   12/11/96     239,300        20.6%        12.00     12/10/2006   1,805,934   4,576,590
Robbin L. Ayers...................   12/11/96      70,000         6.0%        12.00     12/10/2006     528,271   1,338,744
Alan H. Friedman..................   12/11/96      45,500         3.9%        12.00     12/10/2006     343,376     870,183
Robert F. Kuhnemund...............   12/11/96      20,000         1.7%        12.00     12/10/2006     150,935     382,498

------------------------

(a) The options granted in 1996 are exercisable 25% after the first year from the date of grant, 50% after the second year, 75% after the third year, and 100% after the fourth year.

(b) The Company granted options representing 1,162,575 shares to employees in fiscal 1996, of which 1,154,825 were granted under its 1996 Stock Option Plan and 7,750 were granted under its 1996 Broad Based Stock Option Plan. The percentages are based on the cumulative number of shares underlying the grants made pursuant to both Plans.

(c) These amounts, based on assumed appreciation rates of 5% and 10% as prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's Common Stock.

OPTION VALUE TABLE

    The following table sets forth information as of December 31, 1996, concerning the value of unexercised options held by each of the Named Executive Officers. No Named Executive Officer exercised any stock options in 1996.

                          1996 YEAR--END OPTION VALUES

                                                                                VALUE OF
                                                                               UNEXERCISED
                                                 NUMBER OF SECURITIES        IN--THE--MONEY
                                                UNDERLYING UNEXERCISED           OPTIONS
                                                OPTIONS AT DECEMBER 31,      AT DECEMBER 31,
NAME                                                     1996                     1996
--------------------------------------------  ---------------------------  -------------------
James F. Calvano............................             287,100               $   358,875
John M. Fowler..............................             239,300               $   299,125
Robbin L. Ayers.............................              70,000               $    87,500
Alan H. Friedman............................              45,500               $    56,875
Robert F. Kuhnemund.........................              20,000               $    25,000

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

    The Company's Compensation Committee was appointed on December 6, 1996, and therefore took no part in setting the compensation of the Company's Executive Officers for the fiscal year 1996. The compensation of the Chief Executive Officer was set by the management of First Data, and the compensation of the other Executive Officers was set by the management of First Data in consultation with the Company's Chief Executive Officer. The Company's Compensation Committee approved the granting of all options under the Plans on December 6, 1996, and on February 11, 1997 the Board of Directors ratified the bonuses awarded to the Company's Executive Officers.

    There were no Compensation Committee interlocks or insider participation during 1996.

EMPLOYMENT CONTRACTS AND ARRANGEMENTS

    There are no employment contracts between the Company and its Executive Officers.

PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return (stock price appreciation of the Company's Common Stock) with the cumulative total return of the S&P Small Cap 600 Index and the S&P Services (Data Processing) Index for the period of December 11, 1996, the date of the Company's IPO, through December 31, 1996.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MONEYGRAM PAYMENT SYSTEMS, INC.    S&P SMALLCAP 600   S&P SERVICES (DATA PROCESSING)
12-11-96                                100                 100                             100
12-31-96                                110                 101                              92

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company was incorporated as a subsidiary of IPS, a wholly owned subsidiary of First Data, in January 1996 to acquire certain assets and liabilities of IPS' consumer money wire transfer service business marketed under the name "MoneyGram".

    On June 12, 1995, First Data entered into a merger agreement with First Financial Management Corporation ("FFM"), the parent company of Western Union. In order to obtain the approval of the FTC of its merger with FFM, First Data entered into a "Consent Decree" with the FTC that required First Data to divest the sales and marketing functions associated with the consumer money wire transfer business of the Company or Western Union.

    Following the signing of the Consent Decree, First Data decided to divest the sales and marketing functions associated with the Business and did so by contributing certain assets and liabilities to the Company and consummating a public offering of the Company's stock on December 11, 1996.

    In connection with the Consent Decree, First Data and the FTC also entered into the Agreement for the purpose, inter alia, of preserving the viability of the Business pending its divestiture.

    Pursuant to the Agreement, an Office of the President was established to manage the Business independently of the management of First Data's other businesses, and the Office of the President reported exclusively to an independent auditor/manager. The auditor/manager or First Data engaged additional personnel, as consultants to the Business or in some cases as employees of First Data, to assist the Office of the President in managing the Business.

    Included in the personnel engaged by the auditor/manager or First Data to support the Business pending its divestiture were James F. Calvano, Chairman of the Board of Directors and Chief Executive Officer of the Company; John M. Fowler, Executive Vice President and Chief Financial Officer; Alan H. Friedman, Executive Vice President--Operations; Andrea M. Kenyon, General Counsel and Secretary; Robbin L. Ayers, Executive Vice President and General Manager--International; and Robert F. Kuhnemund, Vice President and Treasurer. The compensation received by Mr. Calvano and the remaining four highest paid of the foregoing Executive Officers is set forth on the Summary Compensation Table.

                             BOARD PROPOSAL NO. 2:
              NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company with respect to its operations for the year 1997, subject to ratification by the holders of Common Stock of the Company. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended December 31, 1996, and during that fiscal year they were also engaged by the Company to provide certain tax services. Representatives of the firm will be present at the Annual Meeting to make a statement if they desire to do so and to answer appropriate questions that may be asked by stockholders.

    The Board of Directors recommends that the stockholders vote FOR the approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1997 fiscal year. If the appointment of Ernst & Young LLP is not ratified, the matter of the appointment of independent auditors will be considered by the Board of Directors.

                                 SECTION 16(A)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1996, the Executive Officers and Directors of the Company and greater than ten percent beneficial owners of the Company's Common Stock timely filed all required reports under
Section 16(a).

                  DEADLINE FOR STOCKHOLDER PROPOSALS FOR 1997

    Stockholder proposals to be presented at the 1998 Annual Meeting must be received by the Company on or before December 16, 1997, for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

    The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

                                          MONEYGRAM PAYMENT SYSTEMS, INC.

APRIL 9, 1997